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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934





Date of Report (Date of earliest event reported):              November 14, 2001





                                DOVER CORPORATION
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE              1-4018                       53-0257888
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)            File Number)              Identification No.)



    280 Park Avenue, New York, NY                            10017
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code:           (212) 922-1640


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Item 7.  Financial Statements and Exhibits

         (c)      Exhibits.

         The following Exhibits are furnished as part of Item 9 of the Report:

99.1 Press Release of November 13, 2001, announcing the internet webcast of the investor conference on Monday, November 19, 2001.


Item 9.  Regulation FD Disclosure

         On November 19, 2001 at 8.00 a.m., Eastern Standard Time, the Company will host a live investor conference at which Company executives will deliver business presentations intended to provide investors with greater in-depth knowledge regarding the Company's businesses. While the general public is not invited to the live conference, the Company is planning to simulcast or webcast this event. In preparation for this webcast, the Company recommends that interested persons should go to its internet website, http://www.dovercorporation.com, to complete the Pre-event System Test. The webcast Press Release and related presentation materials will be available on the Company's website in the "What's New" section, on Monday November 19, 2001. See Exhibit 99.1 attached. After the live webcast, the audio webcast will continue to be available to the public on the Company's website for approximately two weeks.

         Certain statements made in this webcast may be "forward looking" statements within the meaning of applicable securities laws. These statements may relate to matters such as anticipated financial performance, business prospects, technological developments, new products, expectations for market segments and growth. "Forward looking" statements are subject to inherent uncertainties and risks including, among other things: continuing impact from the terrorist events of September 11, 2001 on the worldwide economy; increasing competition; technological developments; and the ability to continue to introduce competitive new products and services on a timely, cost-effective basis. Please refer to the paragraph in the Company's Annual Report on Form 10-K under the heading "Special Notes Regarding Forward Looking Statements" for other such factors and further information about forward looking statements. In light of these risks and uncertainties, actual events and results may vary significantly from those included in, or contemplated or implied by, such forward looking statements. You are cautioned not to place undue reliance on such statements. The Company undertakes no obligation to update these statements. In addition, this webcast may contain information from third parties which the Company believes is reliable, but as to which the Company expressly denies any responsibility as to its accuracy or reliability.


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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         DOVER CORPORATION
                                                            (Registrant)


Date:    November 14, 2001                By: /s/Robert Kuhbach
                                              --------------------------------
                                              Robert G. Kuhbach, Vice President,
                                              General Counsel & Secretary


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                                  EXHIBIT INDEX


EXHIBIT NO.     DESCRIPTION
-----------     -----------

99.1 Press Release of November 13, 2001, announcing the internet webcast of the investor conference on Monday, November 19, 2001.


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